Exhibit 10.6B

                            SUPPLEMENTAL AGREEMENT
                                      TO
                             OPERATING AGREEMENT
                                      OF
                   RECKSON STRATEGIC VENTURE PARTNERS, LLC

          This SUPPLEMENTAL AGREEMENT TO OPERATING AGREEMENT OF RECKSON STRATEGIC VENTURE PARTNERS, LLC (this "SUPPLEMENTAL AGREEMENT") is made and entered into as of the 24th day of April, 1998 by and among RSVP HOLDINGS, LLC, a Delaware limited liability company ("MANAGING MEMBER"), having an address at 225 Broadhollow Road, Melville, New York 11747, Attention: Seth B. Lipsay, PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation ("PWRES"), having an address at 1285 Avenue of the Americas, 19th Floor, New York, New York 10019, Attention: John A. Taylor, and STRATUM REALTY PARTNERS, LLC, a Delaware limited liability company ("STRATUM"), having an address at 888 Seventh Avenue, Suite 3300, New York, New York 10106,
Attention: Michael Nelsen. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Original Operating Agreement (as defined below).

                             W I T N E S S E T H
                             -------------------

          WHEREAS, Managing Member and PWRES have entered into that certain Operating Agreement of Reckson Strategic Venture Partners, LLC ("RSVP") dated as of March 5, 1998 (the "ORIGINAL OPERATING AGREEMENT"; as supplemented hereby, and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "OPERATING AGREEMENT"); and

          WHEREAS, under the Original Operating Agreement, PWRES was the sole Class A Member of RSVP with an initial Capital Commitment of $200,000,000; and

           WHEREAS, pursuant to and in accordance with Section 10.01(B) of the Original Agreement, PWRES has assigned to Stratum, and Stratum has assumed, a portion of PWRES' Interest in RSVP representing a Class A Member Interest in RSVP with an unfunded Capital Commitment of $50,000,000 (the "TRANSFERRED INTEREST") by that certain Assignment and Assumption of Member Interest by and between PWRES and Stratum dated as of even date herewith; and

          WHEREAS, pursuant to Section 10.02 of the Original Operating Agreement, Stratum desires to exercise its right to become a Substitute Non-Managing Member of RSVP, and pursuant to Section 10.01(A) of the Original Operating Agreement, the parties hereto desire to memorialize the transfer of the Transferred Interest to Stratum and the admission of Stratum as a Member of RSVP.

          NOW THEREFORE, in consideration of the matters described in the foregoing recitals, and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, and intending to be bound hereby, the parties hereto, constituting all of the Members of RSVP, do hereby supplement and amend the Original Operating Agreement as follows:

          1.   Admission of Stratum as Member of RSVP; Representations of
               ----------------------------------------------------------
PWRES and Managing Member.  Pursuant to Section 10.02
-------------------------
of the Original Operating Agreement, Stratum is hereby
admitted as a Substitute Non-Managing Member that is a Class A Member of RSVP, effective as of the date hereof. For all purposes under the Operating Agreement, Stratum shall be and hereby is deemed to be a Member of RSVP, a Class A Member of RSVP and a Non-Managing Member of RSVP from and after the date hereof. Stratum, by its execution and delivery of this Supplemental Agreement, hereby adopts and agrees to be bound by all of the terms and conditions of the Operating Agreement, and shall be, and hereby is, deemed to have executed, adopted and acknowledged the Operating Agreement in accordance with Section 10.02(B) thereof. Managing Member and PWRES each hereby represents to Stratum that RSVP has been duly formed under the laws of the State of Delaware and is validly existing, that the Operating Agreement, as supplemented and amended hereby, has not been otherwise modified or amended and is in full force and effect, and that no default on the part of any Member thereunder, nor any event that with the passage of time or the giving of notice or both would constitute such a default, has occurred and is continuing.

          2.   Capital Commitments and Net Adjusted Capital Contributions.
               ----------------------------------------------------------
As of the  date hereof, the unfunded Capital  Commitments and the
Net Adjusted Capital Contributions of the Members of RSVP are as set forth on Schedule A attached hereto and by this reference made a part hereof.
----------

          3.   Capital Contributions by Class A Members.
               ----------------------------------------

               (a) Subject to the terms of Section 3(b) below, any call for Capital Contributions from the Class A Members (including any call for Capital Contributions from both Class A Members and Class B Members) pursuant to and in accordance with Section 4.03 of the Operating Agreement shall be funded by the Class A Members pro rata in accordance with their respective total (i.e., funded and unfunded) Capital Commitments.

               (b) Notwithstanding anything to the contrary contained in paragraph (a) above, by mutual agreement of PWRES and Stratum, Stratum may fund that portion of any call for Capital Contributions referenced in paragraph (a) above that would otherwise have been allocable to PWRES under paragraph (a) above (but for the operation of this paragraph (b)), in addition to that portion of such call allocable to Stratum, until Stratum has fully funded its $50,000,000 Capital Commitment. If PWRES and Stratum shall mutually elect to exercise their rights under the preceding sentence, they shall give notice of such election to Managing Member at the time of funding of the applicable call for Capital Contributions, and from and after the date on which Stratum shall have fully funded its Capital Commitment, PWRES shall fund that portion of any call for Capital Contributions referenced in paragraph (a) above that would otherwise have been allocable to Stratum under paragraph (a) above (but for the operation of this paragraph (b)), in addition to that portion of such call allocable to PWRES. In no event shall this paragraph (b) operate to require either of Stratum or PWRES to make any Capital Contribution to the extent that making the same would result in the total funded Capital Contributions of Stratum or PWRES, as the case may be, to exceed such Person's Capital Commitment.

          4.  Distributions to Class A Members
               --------------------------------

          (a) Any distribution of Net Investment Revenues to the Class A Members pursuant to Section 6.01 of the Operating Agreement shall be allocated among the Class A Members in the following manner:

          (1) Each distribution of Class A Basic Return shall be distributed among the Class A Members pro rata in accordance with their then respective total accrued but unpaid Class A Basic Return.

          (2) Each distribution of Class A Additional Return shall be distributed among the Class A Members pro rata in accordance with their then respective total accrued but unpaid Class A Additional Return.

          (3) Each distribution in return of capital shall be distributed among the Class A Members pro rata in accordance with their then respective outstanding Net Adjusted Capital Contributions.

          (b) Any distribution of Capital Events Proceeds for any Investment to the Class A Members pursuant to Section 6.01 of the Operating Agreement shall be allocated among the Class A Members in the following manner:

          (1) Each distribution of Allocated Accrued Class A Basic Return shall be distributed among the Class A Members pro rata in accordance with their then respective outstanding Allocated Accrued Class A Basic Returns for such Investment.

          (2) Each distribution in return of capital in reduction of Allocated Net Adjusted Capital Contributions shall be distributed among the Class A Members pro rata in accordance with their then respective Allocated Net Adjusted Capital Contributions for such Investment.

          (3) Each distribution of Allocated Accrued Class A Additional Return shall be distributed among the Class A Members pro rata in accordance with their then respective outstanding Allocated Accrued Class A Additional Returns for such Investment.

          (4)  Each  distribution  of Allocated   Additional
               Return      Shortfalls shall  be  distributed
               among   the  Class   A  Members  pro  rata  in
               accordance  with their  then        respective
               outstanding  Allocated Additional      Return
               Shortfalls.

          (5) Each distribution of Class A Basic Return shall be distributed among the Class A Members pro rata in accordance with their then respective total accrued but unpaid Class A Basic Return.

          (6) Each distribution of Class A Additional Return shall be distributed among the Class A Members pro rata in accordance with their then respective total accrued but unpaid Class A Additional Return.

          (7) Each distribution in return of capital after payment in full of Allocated Net Adjusted Capital Contributions for such Investment shall be distributed among the Class A Members pro rata in accordance with their then respective outstanding Net Adjusted Capital Contributions.

          5.  Advisory Committee.  Pursuant to Section 16.01(A) of the
               ------------------
Original Operating Agreement, Managing Member hereby consents and agrees that Stratum shall be entitled to designate one representative as a member of the Advisory Committee.

          6.  Modification of Right of First Offer of RSVP.  Section
               --------------------------------------------
10.01(B)(b) of the Original Operating Agreement is hereby amended and restated in its entirety as follows:

                    (b) (i) Prior to any Transfer by a Class A Member of its Interest to any Proposed Transferee (other than a Transfer (x) by PWRES of its Interest, in whole or in part, to any of its Affiliates, including for purposes hereof Stratum Realty Fund, L.P. and Stratum Realty Fund II, L.P. (to be formed), or (y) that is a pledge, hypothecation or other encumbrance, collateral assignment or other similar transfer or assignment in the nature of security for the payment or performance of a debt obligation, including without limitation a guaranty of the debt obligation of another Person), such Class A Member shall offer the Company all of its Interest proposed to be Transferred. Each such offer shall (1) be in writing; (2) be at a price and upon terms identical or more favorable to the Company than the price at and terms upon which such Class A Member desires to Transfer its Interest to such Proposed Transferee; and (3) specify the price and terms of the proposed Transfer to such Proposed Transferee.

                         (ii) The  Company  shall have  thirty  (30) Business
     Days from its receipt of the offer made pursuant to clause (i) above within which it may, pursuant to Notice to such Class A Member, accept such offer. Transfer of the Class A Member's Interest to the Company shall occur within sixty (60) days of the Company's acceptance of such offer. If the Company does not accept such Class A Member's offer in accordance with the terms of this Section 10.01(B)(b)(ii), the Class A
                                       -----------------------
thereafter Transfer  such  Interest  to  the  Proposed
Transferee, at a price producing a yield to the purchaser (assuming a 16% per annum return on the Class A Member's Interest under the terms of this Agreement) not greater than fifty basis points (i.e., 0.50 % per annum) greater than the yield that would have been so produced on the price specified in the offer described in Section 10.01(B)(b)(i) (provided that,
                                    ----------------------
in  the  case of  a  Transfer  by  a lender  that  has
succeeded to an Interest constituting an aggregate Capital Commitment of less than $75 million by foreclosure or assignment in lieu thereof, the price shall not be less than the lesser of (I) ten percent (10%) less than the dollar price specified in the offer described in Section 10.01(B)(b)(i) or
                                                 ----------------------
$2.5 million less than the dollar price specified
in the offer described in Section 10.01(B)(b)(i), and in the case of a
                          ----------------------
Transfer by a lender that has succeeded to an Interest
constituting an aggregate Capital Commitment equal to or greater than $75 million by foreclosure or assignment in lieu thereof, a price that is the lesser of (I) ten percent (10%) less than the dollar price specified in the offer described in Section 10.01(B)(b)(i) or (II) $5.0 million less than the
                   ----------------------
dollar  price  specified  in  the  offer  described in
Section 10.01(B)(b)(i)); provided, however, in any case, that such Transfer
----------------------   --------  -------
shall occur during the period of one-hundred and eighty (180) days following the last day upon which the Company could have accepted such offer.

          7.  General Provisions
               ------------------

               (a)  Effect of Supplemental Agreement.  The Operating
                    --------------------------------
Agreement, as supplemented and amended hereby, is hereby ratified and confirmed and remains in full force and effect.

               (b)  Governing Law.  This Supplemental Agreement shall be con
                    -------------
strued in accordance with, and shall be governed by, the laws of the State of Delaware, without regard to principles of conflicts of laws.

               (c)  Amendments.  This Supplemental Agreement and the
                    ----------
Operating   Agreement   may    not   be   further
supplemented, amended or otherwise modified, except in writing signed by the parties hereto.

               (d)  Severability.  In the event that any provision contained
                    ------------
in this Supplemental Agreement shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the laws of any other jurisdiction; provided, that in the construction and enforcement of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Supplemental Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein; and provided, further, that in the event of any such illegality or invalidity, the parties hereto hereby agree to endeavor in good faith to amend this Supplemental Agreement with such terms and conditions as are not illegal or invalid and reflect, to the fullest extent possible, the agreements of the parties set forth herein.

              (e) Headings. Section headings used herein are inserted for convenience only and
                   --------
shall not in any way affect the meaning or construction of any provision of this Supplemental Agreement.

              (f)  Counterparts.  This Supplemental Agreement may be
                   ------------
executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument.

        (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective duly authorized representatives as of the date first above written.


RSVP HOLDINGS, LLC

By:  RSI Fund Management, LLC,
     its managing member

     By:  Reckson Services Industries, Inc.,
          its managing member


          By:  _________________________________
               Name:
               Title:

PW REAL ESTATE INVESTMENTS SECURITIES INC.


By:  ___________________________
     Name:
     Title:


STRATUM REALTY FUND, L.P.

By:  Stratum Realty Company, L.P.,
      its general partner

     By:  Stratum Principals, Inc.,
          its general partner


          By:  ___________________________
               Name:
               Title:


                                  SCHEDULE A

                           CAPITAL COMMITMENTS AND
                      NET ADJUSTED CAPITAL CONTRIBUTIONS

Member:                        Capital Commitment:     Net Adjusted
                                                       Capital Contribution:

RSVP Holdings, LLC              $100,000,000.00            $0.00
Paine Webber Real Estate
Securities                      $150,000,000.00            $5,000,000.00
Inc.
Stratum Realty Partners, LLC     $50,000,000.00            $0.00